EXHIBIT 12.5

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the filing of the Annual Report on Form 20-F for the fiscal year ended December 31, 2002 (the "Report") by COLT Telecom Group plc (the "Company"), the undersigned, as the Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

o     the Report  fully  complies  with the  requirements  of  Section  13(a) or
      Section 15(d) of the Securities Exchange Act of 1934; and

o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                           /s/ Marina M. Wyatt
                                           Marina M. Wyatt
                                           Chief Financial Officer





A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.